UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  05/24/2011

Savient Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  0-15313

DE	13-3033811
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

One Tower Center
East Brunswick, NJ 08816
(Address of principal executive offices, including zip code)

732-418-9300
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.    Submission of Matters to a Vote of Security Holders

The 2011 Annual Meeting of Stockholders of Savient Pharmaceuticals, Inc. ("Savient" or the "Company") was held on May 24, 2011 (the "Annual Meeting"). There were 71,011,218 shares of Savient's common stock eligible to vote and 60,817,486 shares present in person or by proxy at the Annual Meeting. At the Annual Meeting, shareholders voted on proposals to: (i) elect directors to the Company's Board of Directors (the "Board"), (ii) approve the compensation of executives as disclosed in the proxy statement (a non-binding advisory resolution), (iii) vote on the frequency of holding a non-binding advisory vote on the compensation of executives as disclosed in the proxy statement (a non-binding advisory vote), (iv) to approve the Savient Pharmaceuticals, Inc. 2011 Incentive Plan, and (v) ratify the appointment of McGladrey & Pullen, LLP as independent auditor.
All nominees for election to the Board were elected for a term that will continue until the next annual meeting of shareholders or until the director's successor has been duly elected and qualified (or the director's earlier resignation, death or removal). The proposal to approve the compensation of executives as disclosed in the Company's proxy statement, through an advisory resolution, was approved. The advisory vote on the frequency of future advisory votes on executive compensation was held, and the option of "1 Year" received the greatest number of votes of the Company's shareholders. The proposal to approve the Savient Pharmaceuticals, Inc. 2011 Incentive Plan was approved. The shareholders' vote ratified the appointment of the independent auditor.
The number of votes cast for or against and the number of abstentions and broker non-votes with respect to each proposal, as applicable, is set forth below. The Company's independent inspector of election reported the final vote of the shareholders as follows:

Election of Directors

Director                Votes For               Votes Withheld

Ginger Constantine      28,024,990             17,443,393
Alan L. Heller          27,843,291             17,634,092
Stephen O. Jaeger       43,061,643             2,406,740
John H. Johnson         31,760,450              13,707,933
Lee S. Simon            31,697,422              13,770,961
Virgil Thompson         42,014,661              3,453,722

Approval of Compensation of Executives

Non-Binding Advisory Resolution)
Votes For        Votes Against        Abstain         Broker Non-Votes
44,337,853        1,026,190           104,340           15,349,103

Frequency of Vote to Approve Compensation of Executives

(Non-Binding Advisory Resolution)
Every 1 year        Every 2 years        Every 3 years        Abstain           Broker Non-Votes
42,076,277         169,710               3,152,887            69,509              15,349,103

A majority of the votes cast by shareholders voted, on an advisory basis, to hold an advisory vote on executive compensation every year. In line with this recommendation by our shareholders, the Board of Directors has decided that it will include an advisory vote on executive compensation in the Company's proxy statement every year until the next advisory vote on the frequency of advisory votes on executive compensation.

Approval of the Savient Pharmaceuticals, Inc. 2011 Incentive Plan

Votes For        Votes Against         Abstain    Broker Non-Votes
43,156,738        2,226,365            85,280      15,349,103

Ratification of McGladrey & Pullen, LLP as the Company's Independent Registered Public Accounting Firm
Votes For        Votes Against        Abstain         Broker Non-Votes
60,381,885        292,725               142,867         0

Item 8.01.    Other Events

On May 26, 2011, the Company announced that the Marketing Authorization Application (MAA), filed by its wholly owned subsidiary, Savient Pharma Ireland Limited, seeking approval of KRYSTEXXA(R) (pegloticase), has completed validation by the European Medicines Agency (EMA). The full text of the press release issued in connection with the announcement is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits

See Exhibit Index attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Savient Pharmaceuticals, Inc.

Date: May 31, 2011	By:	/s/ Philip K. Yachmetz
Philip K. Yachmetz
SVP & General Counsel

EXHIBIT INDEX

Exhibit No.	Description
EX-99.1	Press Release dated May 26, 2011.